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Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207

Supplement Dated March 6, 2020
To Prospectus Dated May 1, 2019

On December 20, 2019, the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”) was passed as part of the Further Consolidated Appropriations Act, 2020. The legislation makes significant changes to laws affecting tax qualified retirement plans, including IRAs, many of which have a January 1, 2020 effective date.

Please note the following important changes to the required minimum distribution (“RMD”) rules for defined contribution plans and IRAs (together “Qualified Contracts”):

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Most non-spouse beneficiaries will no longer be able to satisfy post-death RMD rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

These changes may affect your selection of annuity options and the death benefit payment options for Qualified Contracts. In particular, not all of the available options described in the prospectus will comply with RMD rules.

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The age on which RMDs generally must begin for Qualified Contract owners is extended from age 70½ to age 72 for individuals who reach age 70½ on or after January 1, 2020. Individuals who had already attained age 70½ as of that date must begin or continue taking RMDs based on the age 70½ required beginning date.

Consult your tax adviser if you think you may be affected by these changes.

Please Retain This Supplement For Future Reference